Exhibit 99.4 Future node performance and other metrics, including power and density, are projections and are inherently uncertain and, in the case of other industry nodes, are derived from or estimated based on publicly available information. Intel’s node numbers do not represent the actual dimension of any physical feature on a transistor or structure. They also do not pinpoint a specific level of improvement in performance, power or area, and the magnitude of a decrease from one node number to the next is not necessarily proportionate to the level of improvement in one or more metrics. Historically, new Intel node numbers were based solely on improvements in area/density; now, node numbers generally reflect a holistic assessment of improvement across metrics and can be based on improvement in one or more of performance, power, area, or other important factors, or a combination, and will not necessarily be based on area/density improvement alone. Non-GAAP Financial Measures. This presentation contains non-GAAP financial measures. Intel gross margin and earnings per share, as well as Intel revenue for fiscal years 2021 and earlier, are presented on a non-GAAP basis unless otherwise indicated. This presentation also includes a non-GAAP free cash flow (FCF) measure. The appendix to these materials available at www.intc.com provides a reconciliation of these measures to the most directly comparable GAAP financial measure. The non-GAAP financial measures disclosed by Intel should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP. Forward-Looking Statements. Statements in this presentation that refer to business outlook, plans, and expectations are forward-looking statements that involve risks and uncertainties. Words such as anticipate, expect, intend, goal, plans, believe, seek, estimate, continue,“ “committed,” “on-track,” ”positioned,” “ramp,” “momentum,” “roadmap,” “path,” “pipeline,” “progress,” “schedule,” “forecast,” “likely,” “guide,” “potential,” “next gen,” “future,” may, will, “would,” should, “could,” strategy, accelerate, cadence, deliver, and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements that refer to or are based on estimates, forecasts, projections, uncertain events, or assumptions also identify forward-looking statements. Forward-looking statements in this presentation include: statements relating to Intel’s strategy and its anticipated benefits; Intel's process and packaging technology roadmap and schedules; innovation cadence; business plans; financial projections and expectations; total addressable market (TAM) and market opportunity; manufacturing expansion, financing, and investment plans; future manufacturing capacity; future technology, services, and products and the expected benefits and availability of such technologies, services, and products, including PowerVia and RibbonFET technologies, future process nodes, and other technologies and products; product and manufacturing plans, goals, timelines, ramps, progress, and future product and process leadership and performance; future economic conditions; future impacts of the COVID-19 pandemic; plans and goals related to Intel’s foundry business; future legislation; future capital offsets; pending or future transactions; the proposed Mobileye IPO; the memorandum of understanding with Brookfield; supply expectations including regarding industry shortages; future external foundry usage; future use of EUV and other manufacturing tools and technologies; expectations regarding customers, including designs, wins, orders, and partnerships; projections regarding competitors; ESG goals; and anticipated trends in our businesses or the markets relevant to them, including future demand, market share, industry growth, and technology trends, also identify forward-looking statements. Such statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Important factors that could cause actual results to differ materially are set forth in Intel's earnings release dated January 26, 2022, which is included as an exhibit to Intel’s Form 8-K furnished to the SEC on such date, and in Intel's SEC filings, including the company's most recent reports on Forms 10-K and 10-Q. Copies of Intel’s SEC filings may be obtained by visiting our Investor Relations website at www.intc.com or the SEC's website at www.sec.gov. All information in this presentation reflects management’s views as of February 17, 2022, unless an earlier date is indicated. Intel does not undertake, and expressly disclaims any duty, to update any statement made in this presentation, whether as a result of new information, new developments or otherwise, except to the extent that disclosure may be required by law. Intel technologies may require enabled hardware, software or service activation. No product or component can be absolutely secure. Your costs and results may vary. Product and process performance varies by use, configuration and other factors. Learn more at www.Intel.com/PerformanceIndex and www.Intel.com/ProcessInnovation. Future product and process performance and other metrics are projections and are inherently uncertain. © Intel Corporation. Intel, the Intel logo, and other Intel marks are trademarks of Intel Corporation or its subsidiaries. Other names and brands may be claimed as the property of others.

Investor Meeting 2022

Investor Meeting 2022 Executive Vice President General Manager, Client Computing Group

Over 25 years of experience 2022 Executive Vice President, General Manager, Client Computing Group 2012-2021: Sales, Marketing & Communications Named Chief Revenue Office in 2021 Appointed Executive Vice President in 2019 Prior to taking on the role as General Manager for Sales & Marketing in 2017, led Client Computing Sales and Microsoft Account 2003-2012: Channel Desktop and Mobile Product Groups

Investor Meeting 2022 Senior Vice President and Interim General Manager

PC More Essential Than Ever Expect sustained TAM growth Leadership Products and Platforms Accelerating with 5 nodes in 4 years and continued platform innovation Leading an Open Ecosystem Unrivaled partnerships delivering choice and industry-leading PC experience Continued Revenue Growth CCG will continue to be significant contributor to Intel’s growth th 10 Gen Intel® Core™ 2 019 La unched Processor Client Revenue $41B* 2 02 0 Intel® Evo™ La unched $32B 2020 Thunderbolt 4 2 02 0-21 La unched Wi-Fi 6E enabled devices 11th Gen Intel® Core™ 2 02 0-21 La unched U, S & H Series Processors 2 02 1 11th Gen vPro® & Intel® Evo™ vPro® La unched 2015 2016 2017 2018 2019 2020 2021 12th Gen Intel® Core™ K, S, H, U 2 02 1-22 La unched and P Series Processors *2021 segmentation data is preliminary and unaudited, and subject to change. Final data to be provided in Intel’s future SEC filings.

Growth Opportunities Continued refresh Sustained PC TAM Growth off larger installed base Forecasted Client TAM 450 >139M of commercial devices are >4 years old 400 350 Increased penetration 300 trend to 1:1 compute solutions 250 10.3 K-12 Education Mobile Devices per 100 students and 200 teachers, worldwide 150 Increased density 100 driven by WFH/LFH; new use-cases 50 1.51 0 Avg # PCs per owner-HH, worldwide 2021 2022F 2023F 2024F 2025F 2026F *Performance Tablet Not Included Source: Intel Internal Research Consumer Education Commercial

Investor Meeting 2022 Executive Vice President & Chief Product Officer, Microsoft

Our Vision

4 New Families of Mobile & Desktop Processors Deliver Leadership Products 1. Shipping in 2022 Deliver Innovative Experiences 2. with our Open Ecosystem Deliver Cloud Client Experiences 3

Hybrid 2021 - 2022 2023 - 2024 2024 + Alder Lake & Raptor Lake Meteor Lake & Arrow Lake Lunar Lake & Beyond Intel Intel Intel Intel External External N3 7 4 20A 18A All product plans and roadmaps are subject to change without notice.

# 12th Gen Intel Core Processors

## first family built on Intel 7 & performance hybrid architecture

60 processors
500+ desktop and mobile designs


intel
CORE

### World's Best Desktop Gaming Processor

**Up to 30%**
faster gaming
vs. comp

### World's Fastest Mobile Processor

**Up to 40%**
faster creation
gen on gen


intel
CORE

THE VERGE

**Intel takes a bite out of Apple**
Alder Lake mobile is nothing to sneeze at

**Intel's hybrid 12th-gen chips are a major strike against AMD**

engadget

Based on superior desktop performance of 12th Gen Intel Core i9-12900K and mobile performance of 12th Gen Intel Core i9 12900HK.
See www.intel.com/PerformanceIndex for additional workload and configuration details. Results may vary.

Raptor Lake built on Intel 7 process node and performance hybrid architecture Up to double digit performance boost Up to 24 cores & 32 threads Enhanced overclocking features AI M.2 Module Socket-compatible with Alder Lake systems More information at www.intel.com/PerformanceIndex. Results may vary.

Meteor Lake built on Intel 4 process node powering on in Q2’22, shipping in 2023 New Flexible Tiled Architecture Hybrid Cores Lower Power Next Gen Graphics Engine: tGPU Integrated AI Acceleration *All product plans, roadmaps and pre-Si performance projections are subject to change without notice.

Investor Meeting 2022 Vice President and General Manager, ChromeOS, Google

Delivering cloud client experiences OS Partnerships Software & Solutions IHVs and OEMs 150+ Industry Partners Silicon + OS Optimization Hybrid Arch & Top 100 ISVs

Verified Real-World Experiences Over 100 designs Uncompromised Mobile Experience >10M shipped Intelligent Collaboration Presence Detection Engineered for Intel Evo Seamless Multi-Device Experiences

Unrivaled Business PC Platform for 15 Years Enterprise Digital Transformation + Workspace ONE Security Chip to Cloud Security End Point Management IT Digital Transformation Virtual Cloud Network Performance No product or feature can be absolutely secure

With a growing market and leadership products we are CCG 2021 2026 *2021 segmentation data is preliminary and unaudited, and subject to change. Final data to be provided in Intel’s future SEC filings. Revenue

PC More Essential Than Ever Sustained TAM growth Leadership Products and Platforms Alder Lake, Raptor Lake, Meteor Lake, Arrow Lake and Lunar Lake Leading an Open Ecosystem Unrivaled partnerships delivering choice and industry-leading PC experience Continued Revenue Growth Low- to mid-single digit growth expected; positioned to win share